UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805,

Luohu District, Shenzhen City, China 518000

(Address of principal executive offices)

Registrant’s telephone number, including area code +(86) 755 86961 405

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2024, Addentax Group Corp., a Nevada corporation (the “Company”) entered into two Private Placement Agreements (the “Agreement”) with certain individual investors (the “Investors”) who are independent third parties, pursuant to which the Company issued to each of the investor 330,000 shares of its common stock, par value $0.001 per share, at a price of $0.98 per share (the “Common Stock”), resulting in aggregate gross proceeds to the Company of $646,800, which closed on the same day. The Agreement contains customary representations, warranties, covenants, conditions and indemnities for agreements of this type.

The foregoing description of the Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

On April 29, 2024, the Company issued a press release announcing the transaction (the “April 29 Release”). A copy of the April 29 Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement, the Company issued an aggregate of 660,000 unregistered shares of common stock to the Investors. The sale of the shares of common stock in accordance with the Agreement was made in reliance on the exemption from registration of Section 4(a)(2) of the Securities Act of 1933, as amended. A description of the Agreement is set forth above in Item 1.01 and is incorporated by reference herein as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

10.1	Private Placement Agreement, by and among the Company and Chai Hua dated as of April 29, 2024.
10.2	Private Placement Agreement, by and among the Company and Liu Lu dated as of April 29, 2024.
99.1	Press Release, dated April 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: April 29, 2024	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer

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